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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Operating Partnership's previously filed Registration Statement File No. 333-35997-01.


San Francisco, California               ARTHUR ANDERSEN LLP
March 23, 1998